Exhibit 10.15 CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS. Supplemental Agreement No. 11 to Purchase Agreement No. 03776 between The Boeing Company and United Airlines, Inc. Relating to Boeing Model 737 *** Aircraft THIS SUPPLEMENTAL AGREEMENT, entered into as of September 25, 2018, by and between THE BOEING COMPANY (Boeing) and UNITED AIRLINES, INC. (Customer) (SA-11); WHEREAS, the parties hereto entered into Purchase Agreement No. 3776 dated July 12, 2012, as amended and supplemented (Purchase Agreement), relating to the purchase and sale of Boeing model 737 *** aircraft (Aircraft). This Supplemental Agreement is an amendment to the Purchase Agreement; WHEREAS, the parties wish to *** from the Purchase Agreement; *** scheduled for delivery in ***, inclusive, from the Purchase Agreement; and *** in the event of *** for 737-*** Aircraft into the Purchase Agreement; NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows: 1. Table of Contents. The "Table of Contents" is deleted in its entirety and replaced with the attached "Table of Contents" (identified by "SA-11"). 2. Tables. Table 1 A entitled "737-*** Aircraft Delivery, Description, Price and ***" is deleted in its entirety and replaced with the attached similarly titled "Table 1A" (identified by "SA-11") to *** 737-*** Aircraft scheduled for delivery in ***, inclusive. 3. Letter Agreements. 3.1. Letter Agreement UAL-PA-03776-LA-1207644R1 entitled "*** Aircraft - 737-***" is *** as a result of *** from the Purchase Agreement. 3.2. Letter Agreement No. UAL-PA-03776-LA-1807469 entitled "*** From ***" (identified by "SA- 11") is added to the Purchase Agreement to incorporate the *** in the event of *** from the *** for 737-*** Aircraft. UAL-PA-03776 SA-11, Page 1 BOEING / UNITED AIRLINES, INC. PROPRIETARY �                    ! " #  $     % &     '  (    "     "     %   " "   ")*+ ,+-. /0 .*1- 234+ 1- 5+0. 16.+6.1/6357 85369:; <= = � =>   ?@ABCDE F GDCHBI JCKLCDBMN CDOP QKAQKCBHJKR �            !    "  # $ # $ "%  & % '()*+ ,-+./0 1-234/5 6/.)+7 4.89./+:; ./1<==  ! >   == ? # ! #  �%    �%     ! >   ? # ! #   %#    %#    $@%@A  B%( C%  %# #%" A% %  D"% % % !@ @ � @E   ,-+./0 F 6/.)+7 4.89./+:; ./1< 38-38.+)485 �  � �  �      !!"#$  % "&'(! ) * + *, - !! .,# �  /)/01112"&"#$ *!111 '03 111/)/01112"&"#$ *!111 '0456 7879:::;<=<>?@ABC;DB<EFABG=<;H@;IJFK<;=B>JL::: 955MN  � 0 /)/0111O111/)/01112P 2Q  '0R0% /)/01112P 2Q  0) /)/01112P 2Q  0+ /)/01112P 2Q  '03S 2"&TU,#!T#$ #V#  KK �MN  � W 111!X#,Y2,!111 W% 111!X#,Y2,!1112 (/)/01112 '03SZW SZW[V#/)/011120 '0/SZW% SZW[V#/)/01112 '03P' P# ,'$$ [V# '03WW WQ\!111 ']* '&]2* P ,$ # ̂]0*04)//_ .S]ẀZP̀ a.Wa.' '0*Q 2) bc �A   F 6K K � d

TABLE OF CONTENTS, CONTINUED

LETTER AGREEMENTS		SA NUMBER
UAL-PA-03776-LA-1207637R1	*** Matters	SA-8
UAL-PA-03776-LA-1207638R2	***	SA-10
UAL-PA-03776-LA-1207640	Demonstration Flight Waiver	
UAL-PA-03776-LA-1207643R1	Open Matters 737-*** Aircraft	SA-9
UAL-PA-03776-LA-1207644R2	*** Aircraft	SA-10
	*** Aircraft - Attachment A	SA-10
UAL-PA-03776-LA-1207646R2	Promotional Support	SA-10
UAL-PA-03776-LA-1207647	Seller Purchased Equipment	
UAL-PA-03776-LA-1207649	Spare Parts Initial Provisioning	
UAL-PA-03776-LA-1207650R4	Special Matters	SA-10
UAL-PA-03776-LA-1208055R1	***	SA-7
UAL-PA-03776-LA-1208122	***	SA-10
UAL-PA-03776-LA-1208123R1	*** Matters for 737-*** Aircraft	SA-9
UAL-PA-03776-LA-1208157R2	***	SA-9
UAL-PA-03776-LA-1208234	Privileged and Confidential Matters	
UAL-PA-03776-LA-1208596R1	AGTA Matters	SA-10
UAL-PA-03776-LA-1208238	Assignment Matters	
UAL-PA-03776-LA-1208869	Delivery *** Matters	
UAL-PA-03784-LA-1207869	737 Production Adjustments	
UAL-PA-03776-LA-1606848R2	*** Special *** Aircraft	SA-9
UAL-PA-03776-LA-1703685	737-*** Aircraft ***	SA-9
UAL-PA-03776-LA-1703743	2017 ***	SA-9
UAL-PA-03776-LA-1703858R1	*** Program for the 737-*** Aircraft	SA-10
	*** Commitment for the 737-*** Aircraft	§5.1.2 of SA-9
UAL-PA-3776-LA-1801367	Loading of Customer Software	SA-10
UAL-PA-3776-LA-1801619	Installation of Cabin Systems Equipment	SA-10
UAL-PA-3776-LA-1807469	***** From *** for 737-*** Aircraft**	**SA-11**

UAL-PA-03776 TABLE OF CONTENTS SA-11, Page 2 of 3

BOEING / UNITED AIRLINES, INC. PROPRIETARY

SUPPLEMENTAL AGREEMENTS	**DATED AS OF**
Supplemental Agreement No. 1	June 17, 2013
Supplemental Agreement No. 2	January 14, 2015
Supplemental Agreement No. 3	May 26, 2015
Supplemental Agreement No. 4	June 12, 2015
Supplemental Agreement No. 5	January 20, 2016
Supplemental Agreement No. 6	February 8, 2016
Supplemental Agreement No. 7	December 27, 2016
Supplemental Agreement No. 8	June 7, 2017
Supplemental Agreement No. 9	June 15, 2017
Supplemental Agreement No. 10	May 15, 2018
Supplemental Agreement No. 11	September 25, 2018

UAL-PA-03776 TABLE OF CONTENTS SA-11, Page 3 of 3
BOEING / UNITED AIRLINES, INC. PROPRIETARY

Table 1A To Purchase Agreement No. 03776
737-* Aircraft Delivery, Description, Price and *****

Airframe Model/MTOW:	737-***	**** pounds	**Detail Specification:**	***	
Engine Model/Thrust:	***	**** pounds	**Airframe Price Base Year/*** Formula:**	***	***
Airframe Price:		$***	**Engine Price Base Year/*** Formula:**	***	***
***** Features:**		$***			
Sub-Total of Airframe and Features:		$***	**<u>Airframe *** Data:</u>**		
Engine Price (Per Aircraft):		$***	**Base Year Index (ECI):**	***	
Aircraft Basic Price (Excluding BFE/SPE):		$***	**Base Year Index (CPI):**	***	
Buyer Furnished Equipment (BFE) Estimate:		$***			
Seller Purchased Equipment (SPE) Estimate:		$***			
Deposit per Aircraft:		$***			

# of Aircraft	Delivery Date	Number of Aircraft	*** Factor (Airframe)	Manufacturer Serial Number	Actual or Nominal Delivery ****	*** Estimate *** Base Price Per A/P	*** Per Aircraft (Amts. Due/*** Prior to Delivery):			
							*** ***	*** ***	*** ***	*** ***
***	***	***	***	***	***	$***	$***	$***	$***	$***

Total: ***

* Nominal delivery *** pursuant to Letter Agreement number UAL-PA-03776-LA-1207643 entitled **"Open Matters 737-*** Aircraft"**, including successors thereof.

Note: Serial Numbers are provided as guidance only and are subject to change.

***

UAL-PA-03776 APR: 105568.TXT **BOEING / UNITED AIRLINES, INC. PROPRIETARY** Table 1A per SA-11, Page 1

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

UAL-PA-03776-LA-1807469

United Airlines, Inc.
233 South Wacker Drive
Chicago, Illinois 60606

Subject: *** from *** for 737-*** Aircraft

References:

1) Purchase Agreement No. PA-03776 (**Purchase Agreement**) between The Boeing Company (**Boeing**) and United Airlines, Inc. (**Customer**) relating to Model 737 *** aircraft (**Aircraft**); and

2) Letter Agreement UAL-PA-03776-LA-1801473 entitled "737-*** Aircraft (**737-*** Aircraft**) ***" (***)

This letter agreement (**Letter Agreement**) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

Background.

Section 2.5.5 of the Attachment to the *** provides a ***. Article 5.4 of the AGTA and the *** provide a procedure for demonstration of *** with the *** prior to Aircraft delivery. Such method will be used to demonstrate *** with the ***. The parties agree that the *** contained in this Letter Agreement apply if the *** report furnished to Customer for any 737-*** Aircraft pursuant to Article 5.4 of the AGTA shows *** than ***.

1. Rights and Obligations in the Event of a ***.

1.1 Aircraft Delivery. In the event of a *** for any 737-*** Aircraft, at the time Boeing tenders that 737-*** Aircraft for delivery, *** set forth in paragraph 1.2 or paragraph 2, herein, as applicable. Customer *** delivery of such 737-*** Aircraft ***.

1.2 Post Delivery *** or *** the ***. In the event of a *** for any 737-*** Aircraft, the following terms and conditions will apply:

1.2.1 For the period of *** delivery of an applicable 737-*** Aircraft, ***, or cause to be *** by *** parts and/or *** parts (***) which, *** in such 737-*** Aircraft, would ***.

1.2.2 If ***, or to cause to be *** such 737-*** Aircraft, then Customer and Boeing will *** upon the details of *** program. *** will be provided *** to ***.

1.2.3 If Customer elects to *** in such 737-*** Aircraft, *** within *** days after the delivery *** if *** can be *** during 737-***. *** which cannot be *** during 737-*** will be *** within a mutually agreed period of time. *** will be *** in accordance with Boeing and engine manufacturer instructions.

UAL-PA-03776-LA-1807469
*** from ***

SA-11
Page 1

BOEING / UNITED AIRLINES, INC. PROPRIETARY

1.2.4 *** of *** and *** to *** at the *** in effect at the *** of *** between *** and *** or *** and ***, as applicable. *** related to engines will apply also to spare engines ***. Boeing ***, will give Customer reasonable advance written notice of the estimated *** at Customer's maintenance base for any such ***. *** for *** this Letter Agreement and be *** to *** and *** using established *** procedures and other terms identified in the *** contemplated in paragraph *** herein.

2. ***.

After *** delivery of an applicable 737-*** Aircraft, if Boeing has not provided, or caused to be provided *** which *** the ***, then Boeing will *** described in this paragraph 2. Subject to mutual agreement, Boeing and Customer may elect to *** the efforts under paragraph 1 herein in lieu of ***described in this paragraph 2.

2.1 ***. Boeing will ***, in the *** of *** in *** for each *** than the *** in ***. The *** will be *** of the *** that are ***. If the compliance document demonstrates a *** the ***, then Customer and Boeing will work together in good faith to reach *** to adequately address such *** for any 737-*** Aircraft. If *** is unable to provide a *** to adequately address the *** within a reasonable timeframe and does not *** (within a reasonable timeframe) that it will provide ***, then *** will have the *** any such 737-*** Aircraft and, if the *** the *** of the *** to ***, the *** to *** the ***.

2.2 ***. *** to Customer pursuant to this section 2 will be *** by Boeing and/or the *** at the time of 737-*** Aircraft delivery. No *** will be *** pursuant to this section 2 for any 737-*** Aircraft not *** Customer. Each *** will be *** of delivery of the 737-*** Aircraft for which ***.

2.3 *** Adjustments. The *** of *** attributable to *** will be determined by Boeing analysis based on data certified to be correct by Boeing. The *** of such *** will be deemed to be the *** of *** as calculated using reasonable *** based on the data furnished pursuant to Article *** of the AGTA. If *** are *** in a 737-*** Aircraft as set forth in paragraph 1.2 above, payments of *** will be *** by an *** with the *** in the *** after such *** are ***. If Customer elects not to *** in any applicable 737-*** Aircraft as set forth in paragraph 1.2 above, *** of the *** will be *** by an *** with the *** in the *** which would have been *** had such *** been ***.

3. ***.

Boeing and Customer agree it is not the intent of the parties to provide benefits hereunder that *** to be provided (a) by Boeing under the Purchase Agreement, or any other agreement between Boeing and Customer, or (b) by *** under any agreement between *** and Customer, due to the 737-*** Aircraft *** any *** similar to the *** or any *** that otherwise impacts ***. *** may *** its *** to *** the *** or to be *** to *** by *** or *** pursuant to such other *** or ***.

4. ***.

UAL-PA-03776-LA-1807469 SA-11
*** from *** Page 2
BOEING / UNITED AIRLINES, INC. PROPRIETARY

Customer agrees that the *** contained in paragraphs 1 and 2 herein are *** for purposes of *** with respect to the *** of Customer's 737-*** Aircraft and are *** and *** Customer may have, ***, in connection therewith and shall *** and *** and *** of any and all of Boeing's *** and *** to Customer in connection therewith. Customer *** Boeing and *** and *** all *** and *** and *** or otherwise, ***, relating to *** such ***.

5. Assignment.

Except as provided in Letter Agreement No. UAL-PA-03776-LA- 1208238, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer's ***.

6. Confidential Treatment.

Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-03776-LA- 1208234.

Very truly yours,

THE BOEING COMPANY

By: /s/ Irma L. Krueger

Its: Attorney-in-Fact

UAL-PA-03776-LA-1807469 SA-11
*** from *** Page 3
BOEING / UNITED AIRLINES, INC. PROPRIETARY

ACCEPTED AND AGREED TO this

Date: September 25, 2018

UNITED AIRLINES, INC.

By: /s/ Gerald Laderman

Its: Executive Vice President and Chief Financial Officer

UAL-PA-03776-LA-1807469 SA-11
*** from *** Page 4
BOEING / UNITED AIRLINES, INC. PROPRIETARY